UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21496
                                                    -----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2016
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2016

                             MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                               INCOME FUND (MFD)



                                  FOUR CORNERS
MACQUARIE                     CAPITAL MANAGEMENT                     FIRST TRUST

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TABLE OF CONTENTS
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  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statements of Changes in Net Assets.........................................  13
Statement of Cash Flows.....................................................  14
Financial Highlights........................................................  15
Notes to Financial Statements...............................................  16
Additional Information......................................................  22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2016


Dear Shareholders:

Thank you for your investment in Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended May 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of May 31, 2016, the S&P 500(R) Index was up 15.43%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, regardless of how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment opportunities each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
"AT A GLANCE"
AS OF MAY 31, 2016 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                    MFD
Common Share Price                                                $12.36
Common Share Net Asset Value ("NAV"                               $13.73
Premium (Discount) to NAV                                          (9.98)%
Net Assets Applicable to Common Shares                      $117,337,520
Current Quarterly Distribution per Common Share (1)              $0.3000
Current Annualized Distribution per Common Share                 $1.2000
Current Distribution Rate on Closing Common Share Price (2)         9.71%
Current Distribution Rate on NAV (2)                                8.74%
------------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price         NAV
5/15              $16.93             $16.77
                   16.02              16.32
                   16.00              16.32
                   16.31              16.39
6/16               15.82              16.25
                   15.17              15.92
                   14.80              15.82
                   14.73              15.83
                   14.16              15.43
7/15               14.37              15.71
                   14.06              15.37
                   14.07              15.51
                   13.22              14.53
8/15               13.14              14.69
                   12.83              14.13
                   12.85              14.10
                   12.80              14.13
9/15               12.72              13.84
                   12.68              13.99
                   13.61              14.69
                   13.52              14.74
                   13.40              14.57
10/15              13.12              14.41
                   13.00              14.09
                   12.57              13.74
                   12.51              13.65
11/15              12.16              13.51
                   12.15              13.14
                   11.35              12.62
                   11.30              12.72
                   11.89              13.23
12/15              11.62              13.17
                   11.41              12.51
                   10.58              12.06
                   10.53              12.32
1/16               11.40              12.72
                   11.42              12.60
                   10.56              12.12
                   10.99              12.65
2/16               11.03              12.49
                   11.95              13.13
                   12.11              13.24
                   12.35              13.55
3/16               12.27              13.35
                   12.15              13.48
                   12.19              13.50
                   12.18              13.65
                   12.50              13.88
4/16               12.71              14.02
                   12.55              13.74
                   12.33              13.78
                   12.04              13.58
                   12.33              13.78
5/16               12.36              13.73
-----------------------------------------------


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PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                      Average Annual Total Return
                                                                             ---------------------------------------------
                                                                                                                Inception
                                           6 Months Ended    1 Year Ended    5 Years Ended    10 Years Ended    (3/25/04)
                                             5/31/2016        5/31/2016        5/31/2016        5/31/2016       5/31/2016
Fund Performance (3)
NAV                                             6.84%           -9.10%           4.87%            5.03%            7.69%
Market Value                                    5.90%          -18.94%           4.15%            5.32%            6.37%

Index Performance
S&P 500(R) Utilities Total Return Index        16.96%           14.58%          12.08%            8.64%           10.24%
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                               % OF TOTAL
TOP 10 ISSUERS                                INVESTMENTS
----------------------------------------------------------
National Grid PLC                                  5.7%
TransCanada Corp.                                  5.4
Buckeye Partners, L.P.                             5.1
Enterprise Products Partners, L.P.                 5.1
Hopewell Highway Infrastructure, Ltd.              4.4
Veresen, Inc.                                      3.9
Sempra Energy                                      3.4
Enbridge, Inc.                                     3.2
Abertis Infraestructuras S.A.                      2.9
Transurban Group                                   2.7
----------------------------------------------------------
                                        Total     41.8%
                                                 ======

----------------------------------------------------------
                                               % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
----------------------------------------------------------
Oil, Gas & Consumable Fuels                       33.4%
Transportation Infrastructure                     17.4
Media                                             13.0
Multi-Utilities                                   12.8
Health Care Providers & Services                   6.7
Gas Utilities                                      4.0
Wireless Telecommunication Services                3.6
Electric Utilities                                 2.8
Independent Power and Renewable Electricity
   Producers                                       2.5
Diversified Telecommunication Services             2.0
Water Utilities                                    1.8
----------------------------------------------------------
                                        Total    100.0%
                                                 ======

----------------------------------------------------------
                                               % OF TOTAL
COUNTRY                                       INVESTMENTS
----------------------------------------------------------
United States                                     44.7%
Canada                                            18.5
United Kingdom                                     7.5
France                                             6.5
Australia                                          5.7
Cayman Islands                                     5.1
Spain                                              4.1
Singapore                                          2.1
Germany                                            1.7
Italy                                              1.6
Hong Kong                                          1.3
Netherlands                                        0.9
Belgium                                            0.3
----------------------------------------------------------
                                        Total    100.0%
                                                 ======

(1) Most recent distribution paid or declared through 5/31/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016


                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the sub-advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within Macquarie Asset Management ("MAM") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.3 billion of assets as of May 31, 2016, in MAM's Infrastructure Securities portfolios, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners managed over $1.7 billion of assets as of May 31, 2016, with an emphasis on Senior Loans.

                           PORTFOLIO MANAGEMENT TEAM

                              ANTHONY FELTON, CFA
                    CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
         PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

                               JONATHON ONG, CFA
                    CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
         PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

                               ADAM H. BROWN, CFA
                  PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
              VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utility assets and, are expected to offer reasonably predictable income and attractive yields.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The period began with significant moves by central banks, particularly the US Federal Reserve ("the Fed") which, as generally expected, raised its benchmark rate by 25 basis points - the first hike since 2006. The hike marks a significant milestone in the evolution of US monetary policy and its impact will be felt for some time. Expectations of higher US rates have driven strength in the US dollar, impacting emerging markets which have suffered from capital outflows and US dollar liabilities. The European Central Bank announced further easing measures comprising cutting the deposit rate further into negative territory (to -0.30%) and explicitly lengthening the timeframe for bond purchases to March 2017 at the earliest. Markets had expected more significant easing and were very disappointed with the announcement, again highlighting the magnitude of central bank intervention that is priced into global markets.

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016

Chinese currency proved weaker in December 2015, indicating concern over the Chinese economy and echoing devaluation moves that sparked market weakness in August 2015. Most commodities remained weak due to a combination of increased supply, weak demand, and the strong US dollar (in which most commodities are priced).

After a period of calm that allowed the Fed to raise rates in December, markets were more turbulent moving into 2016. The downtrend also continued in commodities, with oil falling up to 28% within the month of January before rebounding.

Developments in China were also a key focus during the period. The Chinese central bank's slow depreciation of the currency was a key trigger, causing markets to become increasingly skeptical of the Chinese economy, with reports of significant outflows and a decline in Chinese central bank reserves. Fears over a significant devaluation of the Chinese currency ("CNY") subsided somewhat in February after the People's Bank of China governor indicated that there was 'no basis for devaluation.' The weakening CNY had troubled markets for weeks and was a key driver of the poor sentiment to start 2016, as there was no clarity on the direction or motives behind the troubled markets.

Following significant volatility, commodity markets stabilized later in the period. In February 2016, a proposed OPEC production freeze (at historically high volumes) did not receive approval from key countries such as Iran, but the possibility of a deal and better sentiment helped put a temporary floor under the oil price, which rose above $30 USD by the end of the month. Oil prices continued their rebound in March and April 2016 with a willingness to cut or freeze production from some OPEC members, thus buoying optimism that some of the excess supply may be curtailed. The boost in the oil price supported energy-related markets, but commodity prices overall remain subdued and below profitable levels for many producers.

Late in the reporting period, the Fed appeared more supportive of markets at its Federal Open Market Committee meeting during the month, and in subsequent comments from Chair Janet Yellen. The Fed emphasized the external environment and financial conditions, lowered its confidence in the inflation outlook, and cut the outlook for interest rate hikes from four to two this year (the market was already pricing in less than one for 2016). Overall, the Fed's tone was very accommodative, which alleviated investors' concerns that policymakers were less willing to support markets.

Additionally, the risk of a UK departure from the EU continued to hang over some markets. Through most of May 2016, polls and bookmaker pricing were heavily weighted to "remain" with the implied probability of an "exit" vote at around only 15%. However, late in the month, polls showed a resurgence in the "exit" vote, setting the stage for a volatile month of June in financial markets and an ultimate vote to exit the EU.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown in the performance table, MFD's net asset value ("NAV") total return(1) for the period was 6.84%, trailing the 16.96% return of the S&P 500(R) Utilities Total Return Index (the "Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.

In our view, there were a number of factors driving the Core Component's contribution to the Fund's NAV total return during the period:

The major positive contributors were:

      o     The strong performance in the Pipeline sector;

      o     Strength in the Toll Road sector, and

      o     A solid return from the Electricity Generation sector

-----------------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016

The negative contributors were:

      o     The weakness from European Electric Utilities

      o     And the Seaport sector

These factors are discussed in further detail below.

Pipelines

TransCanada had an auspicious start to the period as it exercised its option to acquire an additional interest in Bruce Power for $236 million (CAD) from the Ontario Municipal Employees Retirement System (OMERS). TransCanada and OMERS will each hold a 48.5% interest in Bruce Power, which in turn announced an agreement with the Ontario Independent Electricity System Operator (IESO) to extend the operating life of its facility to 2064. Magellan Midstream Partners was also up strongly, amid a general rebound in the sector in 2016. Columbia Pipeline Group also performed well after an acquisition announcement by TransCanada for $13 billion (USD) in an all cash transaction. We view the combination of assets favorably with Columbia's natural gas pipeline assets providing TransCanada with a strategic footprint in the Marcellus and Utica shale plays, adjacent to its existing network. Management estimates the combined near-term project portfolio will be around $23 billion (USD) which, combined with operational synergies, supports TransCanada's 8-10% annual dividend growth goal to 2020. Buckeye was another contributor as the company reported strong 4Q15 results ahead of street expectations. Management's outlook for 2016 includes continued quarterly distribution increases and no plans to issue debt.

Toll Roads

Australian Toll Road company Transurban (TCL) was in the news early in the period. The Victorian State Government announced it will progress the Western Distributor proposal through to exclusive negotiations with TCL. It also announced more details around the project scope. The total cost is estimated to be around $5.5bn, with major capital construction from FY18-FY22. The government and TCL are targeting mid-2016 to reach an in-principle agreement. We believe this project will be value accretive for TCL shareholders.

Electric Utilities

Within the Electric Utilities sector, the portfolio's positions in Europe, notably Electricite de France and ENGIE, detracted as power price weakness proved to be notable headwind in the period.

Seaports

Positions in the Seaport sector also detracted in the period. Hutchison Port Holdings Trust declined late in the period after the company announced debt reduction plans. Hutchison Port Holdings Trust announced it will target to improve its core debt metrics over the five-year period from 2017 to 2021 and this will entail repaying a minimum of $1 billion (HKD) of debt annually beginning in 2017. The market viewed this negatively as it means the company will have to cut its dividend in 2017. Hutchison Port Holdings Trust noted the reason they have now decided on the debt reduction plan is their view has now changed on the outlook for interest rates and they now expect U.S. interest rates to start rising.

China Merchants Holdings International Co. also underperformed as the market looked negatively upon its purchase of a 21% stake in Dalian Port in January. The purchase was viewed as expensive by many leading to concerns regarding future acquisitions by the company.

PORTFOLIO COMPOSITION

As of May 31, 2016, the Fund's Core Component was well diversified across 29 positions in global infrastructure stocks, representing 11 countries and 7 industries. During the period, the main increases in the Fund's weightings were in Pipelines and Rail/Other Transportation, while the weightings in Electricity & Gas Distribution and Seaports were reduced. Sector changes were driven by bottom-up stock selection.

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016


PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P LSTA Leveraged Loan Index (the "LSTA Index"). The average rating in the Senior Loan Component is BB- vs. the average LSTA Index loan rating between B+ and BB-.

The LSTA Index posted a 3.3% return for the six months ended May 31, 2016. Lower-rated loans outperformed, with CCC-rated loans gaining 6.9%, single B-rated loans gaining 3.4% and BB-rated loans returning 3.2%. The Senior Loan Component underperformed the LSTA Index, returning 1.6% during the six-month period noted above. Underperformance was primarily driven by our position in two Energy Transfer Equity term loans, each of which declined approximately 20% during the period.

Loan market technicals strengthened during the six-month period mentioned above. For the period, over $20 billion of inflows from Collateralized Loan Obligations
(CLOs) far exceeded over $9 billion of retail outflows.

We believe fundamentals continue to be generally positive for LSTA Index issuers. Among LSTA Index issuers that file publicly, first quarter 2016 Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) grew approximately 7% year over year versus 7% EBITDA growth in the fourth quarter of 2015. The LSTA Index default rate was 2.0% for the twelve-month period ended May 31, 2016, which is well inside the historical average of 3.2%.

While we believe bank loans are a good relative value investment, given generally conservative balance sheet management by the issuers in the loan market and historically low default risk, spreads could widen because of broader capital markets' risk aversion impacting the bank loan and fixed-income markets.

DISTRIBUTIONS

During the six-month period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.60 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

LEVERAGE

One of the factors impacting the return of the Fund was the Fund's use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK

The Federal Reserve (the "Fed") put rate hikes back on the medium term agenda, reflecting its desire to move further away from zero interest rates. The Fed needs markets to remain supportive to continue to underpin growth. While it may take opportunities to raise rates, we do not expect it to do so aggressively. Additionally, recent events suggest the timing and pace could be more benign than originally anticipated.

We continue to monitor the U.S. Dollar (as a key indicator of financial conditions) and developments in China, where fiscal and monetary stimulus, which boosted sentiment early this year, has begun to fade. We expect markets to reflect a contained environment, where volatility is likely but will be met by continued support from central banks.

The infrastructure assets owned and operated by the well diversified range of infrastructure companies in the portfolio continue to perform well. The portfolio strategy is little changed overall. Fund positioning continues to exhibit a diversity of exposures across different geographies and sectors. Recent fund performance partially reflects some unwinding of the significant discounts to valuation we observed in the pipeline sector at the start of the year.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS
MAY 31, 2016 (UNAUDITED)

   SHARES                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS (a) (b) - 70.2%

                AUSTRALIA - 6.9%
      298,662   APA Group................................................................................   $    1,893,080
    1,391,115   DUET Group...............................................................................        2,362,764
      439,028   Transurban Group.........................................................................        3,823,567
                                                                                                            --------------
                                                                                                                 8,079,411
                                                                                                            --------------
                CANADA - 22.4%
      114,820   Enbridge, Inc............................................................................        4,577,565
      160,100   Inter Pipeline, Ltd......................................................................        3,253,643
      147,371   Northland Power, Inc.....................................................................        2,486,994
       93,060   Pembina Pipeline Corp....................................................................        2,730,025
      186,100   TransCanada Corp.........................................................................        7,711,651
      703,200   Veresen, Inc.............................................................................        5,501,836
                                                                                                            --------------
                                                                                                                26,261,714
                                                                                                            --------------
                CAYMAN ISLANDS - 5.3%
   12,485,500   Hopewell Highway Infrastructure, Ltd.....................................................        6,169,845
                                                                                                            --------------
                FRANCE - 6.9%
      145,704   Electricite de France S.A................................................................        1,941,348
      186,596   Engie S.A................................................................................        2,874,429
      257,935   Groupe Eurotunnel SE.....................................................................        3,327,647
                                                                                                            --------------
                                                                                                                 8,143,424
                                                                                                            --------------
                GERMANY - 2.0%
      140,783   Hamburger Hafen Und Logistik AG..........................................................        2,392,697
                                                                                                            --------------
                HONG KONG - 1.5%
      639,594   China Merchants Holdings International Co., Ltd..........................................        1,827,234
                                                                                                            --------------
                ITALY - 1.9%
      386,105   Snam S.p.A...............................................................................        2,210,279
                                                                                                            --------------
                SINGAPORE - 2.5%
    6,933,300   Hutchison Port Holdings Trust............................................................        2,981,319
                                                                                                            --------------
                SPAIN - 4.9%
      255,802   Abertis Infraestructuras S.A.............................................................        3,916,324
       53,862   Enagas S.A...............................................................................        1,614,494
                                                                                                            --------------
                                                                                                                 5,530,818
                                                                                                            --------------
                UNITED KINGDOM - 9.1%
      554,433   National Grid PLC........................................................................        8,086,351
      205,234   Pennon Group PLC.........................................................................        2,565,276
                                                                                                            --------------
                                                                                                                10,651,627
                                                                                                            --------------
                UNITED STATES - 7.0%
       70,200   Columbia Pipeline Group, Inc.............................................................        1,792,908
       44,300   Sempra Energy............................................................................        4,745,416
       25,800   Spectra Energy Corp......................................................................          821,988
       38,000   Williams (The) Cos., Inc.................................................................          842,080
                                                                                                            --------------
                                                                                                                 8,202,392
                                                                                                            --------------

                TOTAL COMMON STOCKS......................................................................       82,450,760
                (Cost $82,920,362)                                                                          --------------


                        See Notes to Financial Statements                 Page 7

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

SHARES/UNITS                                           DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
MASTER LIMITED PARTNERSHIPS (a) (b) - 17.1%

                UNITED STATES - 17.1%
      100,700   Buckeye Partners, L.P....................................................................   $    7,242,344
      100,900   Enbridge Energy Partners, L.P............................................................        2,193,566
      260,654   Enterprise Products Partners, L.P........................................................        7,235,755
       48,300   Magellan Midstream Partners, L.P.........................................................        3,383,415
                                                                                                            --------------

                TOTAL MASTER LIMITED PARTNERSHIPS........................................................       20,055,080
                (Cost $17,586,423)                                                                          --------------

RIGHTS (a) (b) - 0.2%

                SPAIN - 0.2%
      255,802   Abertis Infraestructuras S.A., expiring 6/13/16 (c)......................................          196,101
                                                                                                            --------------
                TOTAL RIGHTS.............................................................................          196,101
                (Cost $0)                                                                                   --------------


  PRINCIPAL                                                                                    STATED
    VALUE                                DESCRIPTION                            RATE (d)    MATURITY (e)        VALUE
-------------   -------------------------------------------------------------   ---------   -------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 33.2%

                BELGIUM - 0.4%
$     450,000   Telenet Financing USD LLC, Term Loan AD......................     4.25%       06/30/24             452,124
                                                                                                            --------------
                CAYMAN ISLANDS - 0.9%
    1,045,000   Sable International Finance Ltd., Term B-1 Loan..............     5.50%       12/02/22           1,050,601
                                                                                                            --------------
                FRANCE - 0.9%
    1,000,000   Numericable US LLC, USD Term Loan B-7........................     5.00%       01/15/24           1,002,500
                                                                                                            --------------
                NETHERLANDS - 1.1%
    1,324,144   UPC Broadband Holdings, B.V., Facility AH....................     3.34%       06/30/21           1,323,045
                                                                                                            --------------
                UNITED STATES - 29.9%
    2,300,130   Altice US Finance I Corp., Initial Term Loan.................     4.25%       12/14/22           2,302,430
      349,125   Calpine Corp., Term Loan (12/15).............................     4.00%       01/15/23             348,078
    1,000,000   CCO Safari III LLC, Term H Loan..............................     3.25%       08/24/21           1,000,000
      491,123   Charter Communications Operating LLC, Term E Loan............     3.00%       07/01/20             491,045
    2,000,000   Charter Communications Operating LLC, Term I Loan............     3.50%       01/24/23           2,008,060
      678,320   CHS/Community Health Systems, Inc.,
                   Incremental 2018 Term F Loan..............................     3.92%       12/31/18             677,261
    1,309,716   CHS/Community Health Systems, Inc.,
                   Incremental 2019 Term G Loan..............................     3.75%       12/31/19           1,283,194
    1,212,066   CHS/Community Health Systems, Inc.,
                   Incremental 2021 Term H Loan..............................     4.00%       01/27/21           1,193,340
    1,485,019   Communications Sales & Leasing, Inc., Term Loan..............     5.00%       10/24/22           1,473,421
    2,094,750   Gray Television, Inc., Term Loan C...........................     4.25%       06/13/21           2,102,082
    1,124,000   Green Energy Partners/Stonewall LLC, Term B-1
                   Conversion Advance........................................     6.50%       11/13/21           1,090,280
    1,989,796   HCA, Inc., Tranche B-4 Term Loan.............................     3.38%       05/01/18           1,997,258
    1,000,000   HCA, Inc., Tranche B-6 Term Loan.............................     3.70%       03/17/23           1,009,310
    3,344,131   IASIS Healthcare LLC, Term B-2 Loan..........................     4.50%       05/03/18           3,348,311
    2,880,000   Level 3 Financing, Inc., Tranche B 2020 Term Loan............     4.00%       01/15/20           2,889,360
    2,000,000   Neptune Finco Corp., Initial Term Loan.......................     5.00%       10/09/22           2,014,580
      716,968   NRG Energy, Inc., Second Amendment Term Loan.................     2.75%       07/01/18             716,344


Page 8                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

  PRINCIPAL                                                                                    STATED
    VALUE                                DESCRIPTION                            RATE (d)    MATURITY (e)        VALUE
-------------   -------------------------------------------------------------   ---------   -------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                UNITED STATES (CONTINUED)
$   1,000,000   Numericable US LLC, USD Term Loan B-6........................     4.75%       01/31/23      $    1,001,250
    1,000,000   Panda Liberty LLC, Construction B-1 Facility.................     7.50%       08/21/20             965,000
      855,000   Sable International Finance Ltd., Term B-2 Loan..............     5.83%       12/02/22             859,583
    1,000,000   T-Mobile USA, Inc., Senior Lien Term Loan....................     3.50%       11/09/22           1,006,130
    2,777,893   Wide Open West Finance LLC, Replacement Term B Loan..........     4.50%       04/01/19           2,774,032
    1,000,000   Windstream Services LLC, Tranche B-6 Term Loan...............     5.75%       03/29/21           1,001,500
    1,532,296   Zayo Group LLC, 2016 Incremental Term Loan...................     4.50%       05/06/21           1,539,191
                                                                                                            --------------
                                                                                                                35,091,040
                                                                                                            --------------
                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS................................................       38,919,310
                (Cost $38,853,947)                                                                          --------------

                TOTAL INVESTMENTS - 120.7%...............................................................      141,621,251
                (Cost $139,360,732) (f)

                OUTSTANDING LOANS - (34.1%)..............................................................      (40,000,000)

                NET OTHER ASSETS AND LIABILITIES - 13.4%.................................................       15,716,269
                                                                                                            --------------
                NET ASSETS - 100.0%......................................................................   $  117,337,520
                                                                                                            ==============

-----------------------------

(a) Portfolio securities are categorized based on their country of incorporation.

(b) All or a portion of this security serves as collateral on the outstanding loan.

(c)   Non-income producing security.

(d) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(e) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,050,562 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,790,043.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                            TOTAL          LEVEL 1      SIGNIFICANT     SIGNIFICANT
                                                          VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                          5/31/2016        PRICES          INPUTS          INPUTS
                                                        -------------   -------------   ------------    ------------
Common Stocks*.......................................   $  82,450,760   $  82,450,760   $         --    $         --
Master Limited Partnerships*.........................      20,055,080      20,055,080             --              --
Rights*..............................................         196,101         196,101             --              --
Senior Floating-Rate Loan Interests*.................      38,919,310              --     37,954,310         965,000
                                                        -------------   -------------   ------------    ------------
Total Investments....................................   $ 141,621,251   $ 102,701,941   $ 37,954,310    $    965,000
                                                        =============   =============   ============    ============

* See Portfolio of Investments for country breakout.


                        See Notes to Financial Statements                 Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2016.

Level 3 Senior Floating-Rate Loan Interests are valued by the Advisor's Pricing Committee. Level 3 Senior Floating-Rate Loan Interests are valued based on third-party pricing service prices obtained from dealer runs and indicative sheets from brokers. These values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT NOVEMBER 30, 2015
   Common Stocks......................................  $           --*
   Senior Floating-Rate Loan Interests................         945,000
Net Realized Gain (Loss)..............................              --*
Net Change in Unrealized Appreciation/Depreciation:
   Senior Floating-Rate Loan Interests................          20,000
Purchases.............................................              --
Sales:
   Common Stocks......................................              --*
Transfers In..........................................              --
Transfers Out.........................................              --
ENDING BALANCE AT MAY 31, 2016
                                                        --------------
   Common Stocks......................................              --
   Senior Floating-Rate Loan Interests................         965,000
                                                        --------------
Total Level 3 holdings................................  $      965,000
                                                        ==============

* Valued at $0.

There was a net change of $20,000 in unrealized appreciation (depreciation) from Level 3 investments held as of May 31, 2016.


Page 10                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2016 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $139,360,732)..........................................................................     $  141,621,251
Cash............................................................................................         18,572,328
Foreign currency (Cost $4,261)..................................................................              4,251
Receivables:
   Dividends....................................................................................          1,479,259
   Interest.....................................................................................            173,720
Prepaid expenses................................................................................             10,488
                                                                                                     --------------
   Total Assets.................................................................................        161,861,297
                                                                                                     --------------
LIABILITIES:
Outstanding loan................................................................................         40,000,000
Payables:
   Investment securities purchased..............................................................          4,029,750
   Investment advisory fees (includes Sub-Advisory fees of $235,175)............................            391,959
   Audit and tax fees...........................................................................             31,110
   Custodian fees...............................................................................             24,408
   Printing fees................................................................................             12,637
   Administrative fees..........................................................................             10,557
   Interest and fees on loan....................................................................              8,775
   Transfer agent fees..........................................................................              6,847
   Legal fees...................................................................................              3,746
   Trustees' fees and expenses..................................................................              2,796
   Financial reporting fees.....................................................................                771
Other liabilities...............................................................................                421
                                                                                                     --------------
   Total Liabilities............................................................................         44,523,777
                                                                                                     --------------
NET ASSETS......................................................................................     $  117,337,520
                                                                                                     ==============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................     $  162,016,595
Par value.......................................................................................             85,431
Accumulated net investment income (loss)........................................................         (2,406,237)
Accumulated net realized gain (loss) on investments and foreign currency transactions...........        (44,533,950)
Net unrealized appreciation (depreciation) on investments and foreign currency translation......          2,175,681
                                                                                                     --------------
NET ASSETS......................................................................................     $  117,337,520
                                                                                                     ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................     $        13.73
                                                                                                     ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....          8,543,080
                                                                                                     ==============


                        See Notes to Financial Statements                Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2016 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $745,117)..........................................     $    4,395,961
Interest........................................................................................            804,789
Other...........................................................................................             14,833
                                                                                                     --------------
   Total investment income......................................................................          5,215,583
                                                                                                     --------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $457,195)...............................            761,991
Interest and fees on outstanding loan...........................................................            338,140
Administrative fees.............................................................................             54,315
Custodian fees..................................................................................             45,527
Printing fees...................................................................................             29,165
Audit and tax fees..............................................................................             27,100
Transfer agent fees.............................................................................             17,803
Trustees' fees and expenses.....................................................................              8,680
Financial reporting fees........................................................................              4,625
Legal fees......................................................................................              3,673
Other...........................................................................................             20,245
                                                                                                     --------------
   Total expenses...............................................................................          1,311,264
                                                                                                     --------------
NET INVESTMENT INCOME (LOSS)....................................................................          3,904,319
                                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................         (7,814,929)
   Foreign currency transactions................................................................           (125,274)
                                                                                                     --------------
Net realized gain (loss)........................................................................         (7,940,203)
                                                                                                     --------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................         10,999,349
   Foreign currency translation.................................................................            107,193
                                                                                                     --------------
Net change in unrealized appreciation (depreciation)............................................         11,106,542
                                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................          3,166,339
                                                                                                     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................     $    7,070,658
                                                                                                     ==============


Page 12                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE
                                                                                          SIX MONTHS
                                                                                            ENDED        FOR THE YEAR
                                                                                          5/31/2016         ENDED
                                                                                         (UNAUDITED)      11/30/2015
                                                                                         ------------    ------------
OPERATIONS:
Net investment income (loss)......................................................       $  3,904,319    $ 12,320,920
Net realized gain (loss)..........................................................         (7,940,203)    (15,676,539)
Net change in unrealized appreciation (depreciation)..............................         11,106,542     (20,133,091)
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from operations...................          7,070,658     (23,488,710)
                                                                                         ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................         (5,125,848)    (11,454,657)
Return of capital.................................................................                 --        (498,798)
                                                                                         ------------    ------------
Total distributions to shareholders...............................................         (5,125,848)    (11,953,455)
                                                                                         ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested............................................                 --         164,262
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions.........                 --         164,262
                                                                                         ------------    ------------
Total increase (decrease) in net assets...........................................          1,944,810     (35,277,903)
NET ASSETS:
Beginning of period...............................................................        115,392,710     150,670,613
                                                                                         ------------    ------------
End of period.....................................................................       $117,337,520    $115,392,710
                                                                                         ------------    ------------
Accumulated net investment income (loss) at end of period.........................       $ (2,406,237)   $ (1,184,708)
                                                                                         ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period..............................................          8,543,080       8,533,285
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.........                 --           9,795
                                                                                         ------------    ------------
Common Shares at end of period....................................................          8,543,080       8,543,080
                                                                                         ============    ============


                        See Notes to Financial Statements                Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.........   $     7,070,658
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments...........................................      (107,715,875)
     Sales, maturities and paydowns of investments......................       118,504,250
     Return of capital received from investment in MLPs.................           635,139
     Net amortization/accretion of premiums/discounts on investments....             7,003
     Net realized gain/loss on investments..............................         7,814,929
     Net change in unrealized appreciation/depreciation on investments..       (10,999,349)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable....................................            68,177
     Decrease in dividends receivable...................................         1,374,803
     Decrease in prepaid expenses.......................................            11,631
     Increase in interest and fees on loan payable......................             8,775
     Decrease in investment advisory fees payable.......................           (26,330)
     Decrease in audit and tax fees payable.............................           (23,090)
     Increase in legal fees payable.....................................             1,548
     Decrease in printing fees payable..................................            (6,775)
     Decrease in administrative fees payable............................            (2,601)
     Increase in custodian fees payable.................................             7,832
     Increase in transfer agent fees payable............................             3,852
     Decrease in Trustees' fees and expenses payable....................              (105)
     Increase in other liabilities payable..............................               421
                                                                           ---------------
CASH PROVIDED BY OPERATING ACTIVITIES...................................                            $    16,734,893
                                                                                                    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income....        (8,115,926)
     Repayment of borrowing.............................................        (5,000,000)
                                                                           ---------------
CASH USED IN FINANCING ACTIVITIES.......................................                                (13,115,926)
                                                                                                    ---------------
Increase in cash and foreign currency (a)...............................                                  3,618,967
Cash and foreign currency at beginning of period........................                                 14,957,612
                                                                                                    ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD..............................                            $    18,576,579
                                                                                                    ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees......................                             $       329,365
                                                                                                    ===============


-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $107,193.


Page 14                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                             SIX MONTHS
                                               ENDED                            YEAR ENDED NOVEMBER 30,
                                             5/31/2016    --------------------------------------------------------------------
                                            (UNAUDITED)       2015          2014          2013          2012          2011
                                            ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period.......  $    13.51    $    17.66    $    16.65    $    15.91    $    15.12    $    15.29
                                             ----------    ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.46          1.44          1.23          1.29          1.15          1.43 (a)
Net realized and unrealized gain (loss)....        0.36         (4.19)         1.18          0.85          1.04         (0.27)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations...........        0.82         (2.75)         2.41          2.14          2.19          1.16
                                             ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.60)        (1.34)        (1.40)        (1.40)        (1.31)        (1.40)
Return of capital..........................          --         (0.06)           --            --         (0.09)           --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total distributions to Common
   Shareholders............................       (0.60)        (1.40)        (1.40)        (1.40)        (1.40)        (1.40)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Premiums from shares sold in Common
   Share offering..........................          --            --            --            --            --          0.07
                                             ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period.............  $    13.73    $    13.51    $    17.66    $    16.65    $    15.91    $    15.12
                                             ==========    ==========    ==========    ==========    ==========    ==========
Market value, end of period................  $    12.36    $    12.27    $    16.97    $    16.02    $    14.84    $    14.07
                                             ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b)..        6.84%       (15.79)%       14.81%        14.41%        15.35%         8.49%
                                             ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN BASED ON MARKET VALUE (b).....        5.90%       (20.41)%       14.73%        17.94%        15.62%        11.70%
                                             ==========    ==========    ==========    ==========    ==========    ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $  117,338    $  115,393    $  150,671    $  142,058    $  135,749    $  129,056
Ratio of total expenses to average net
   assets..................................        2.34% (d)     2.04%         1.95%         2.08%         2.24%         2.24%
Ratio of total expenses to average net
   assets excluding interest expense.......        1.74% (d)     1.69%         1.65%         1.70%         1.78%         1.81%
Ratio of net investment income (loss) to
   average net assets......................        6.97% (d)     9.00%         6.81%         7.78%         7.35%         8.92%
Portfolio turnover rate....................          76%          223%          158%          177%          144%           91%
INDEBTEDNESS:
Total loan outstanding (in 000's)..........  $   40,000    $   45,000    $   57,500    $   47,500    $   47,500    $   47,500
Asset coverage per $1,000 of indebtedness
   (c).....................................  $    3,933    $    3,564    $    3,620    $    3,991    $    3,858    $    3,717

-----------------------------

(a)   Per share amounts have been calculated using the average share method.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

(d)   Annualized.



                        See Notes to Financial Statements                Page 15

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)


                                1. ORGANIZATION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor's Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer or borrower;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the borrower;

      5) the credit quality and cash flow of the issuer, based on the sub-advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's management;

     11) the prospects for the borrower's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    borrower's competitive position within the industry;

     13) borrower's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

For the six months ended May 31, 2016, distributions of $635,139 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At May 31, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of May 31, 2016.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)

transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) investments" on the Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2015 was as follows:

Distributions paid from:

Ordinary income...................................  $  11,451,229
Long-term capital gain............................             --
Return of capital.................................        498,798

As of November 30, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $          --
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................             --
Accumulated capital and other losses..............    (29,268,870)
Net unrealized appreciation (depreciation)........    (14,450,368)
                                                    -------------
Total accumulated earnings (losses)...............    (43,719,238)
Other.............................................     (2,990,078)
Paid-in capital...................................    162,102,026
                                                    -------------
Net assets........................................  $ 115,392,710
                                                    =============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2015, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.

       CAPITAL LOSS AVAILABLE   POST ENACTMENT -    TOTAL CAPITAL
            THROUGH 2017         NO EXPIRATION      LOSS AVAILABLE
       ------------------------------------------------------------
            $ 17,887,074          $ 6,593,763        $ 24,480,837

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)

These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2015, the Fund incurred and elected to defer net ordinary and capital losses as follows:

                          QUALIFIED LATE YEAR LOSSES
                  ORDINARY LOSSES            CAPITAL LOSSES
                -------------------        -------------------
                       $ --                    $ 4,788,033

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of May 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

For the six months ended May 31, 2016, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $10,473.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended May 31, 2016, were $107,663,657 and $117,405,745, respectively.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)


                                 5. BORROWINGS

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP") may not terminate the BNP Paribas Facility except upon 180 calendar days' prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $60,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 70 basis points. The Fund only pays a commitment fee of 0.85% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.

For the six months ended May 31, 2016, the daily average amount outstanding under the BNP Paribas Facility was $40,355,191. As of May 31, 2016, the Fund had outstanding borrowings of $40,000,000. The high and low annual interest rates for the six months ended May 31, 2016, were 1.15% and 0.94%, respectively, and the weighted average interest rate was 1.12%. The interest rate at May 31, 2016, was 1.15%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         7. INDUSTRY CONCENTRATION RISK

The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

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  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 6,964,756, the number of votes against was 363,355 and the number of broker non-votes was 1,214,969. The number of votes cast in favor of Mr. Nielson was 6,963,564, the number of votes against was 364,547 and the number of broker non-votes was 1,214,969. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges,

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  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)

brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The Senior Loans in which the Fund invests are not listed on a national securities exchange. Due to the smaller, less liquid market for the high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen.

LIQUIDITY RISK: The Fund may invest up to 25% of the Core Component in unlisted, restricted and illiquid securities and instruments of Infrastructure Issuers. Such securities and instruments are generally not able to be publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Furthermore, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed.

In addition, although the resale, or secondary market for Senior Loans in which the Fund invests is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

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  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2016 (UNAUDITED)

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

(a)   Not applicable

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)   Not applicable

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    Macquarie/First Trust Global Infrastructure/Utilities
                               Dividend & Income Fund
              ---------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 19, 2016
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 19, 2016
     -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 19, 2016
     -----------------

* Print the name and title of each signing officer under his or her signature.